                                                                   Exhibit 10.10

                          SERVICE & SUPPLY AGREEMENT

                                 by and between

                        VNUS MEDICAL TECHNOLOGIES, INC.

                                      and

                                BYERS PEAK, INC.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                          PAGE 2 OF 21
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                              COMPANY / BYERS PEAK
                           SERVICE & SUPPLY AGREEMENT

This Agreement is effective the 20th day of the month of February, 2004 ("Effective Date") between Byers Peak, Inc. ("Byers Peak"), and VNUS Medical Technologies, Inc. ("VNUS"), a Delaware Corporation, with offices at 2200 Zanker Rd. Suite F, San Jose, CA (in the aggregate, "VNUS"), which entities are collectively referred to herein as the "parties".

                                    RECITALS

      WHEREAS, Byers Peak is in the business of providing contract design, manufacturing repair depot, field and product distribution services and new product development to third parties; and

      WHEREAS, the parties desire to enter into this Agreement to have Byers Peak supply development support for VNUS (as defined below) for the Products (as defined in Exhibit A), and manufacture, package & ship, and repair the Products in accordance with the terms and conditions of this Agreement.

      WHEREAS, VNUS has paid for the development of and owns certain confidential and proprietary information for the design of the device noted in Exhibit B identified as a radiofrequency generator;

                                  DEFINITIONS

"AFFILIATE" means an entity which for purposes of this Agreement, "works in conjunction with" Byers Peak.

"AGREEMENT" means this Agreement and all appendices, attachments, exhibits, and schedules hereto as well as all properly executed modifications, amendments and supplements hereto.

"COMMENCEMENT OF THE PROJECT" means the date VNUS delivers to Byers Peak, the purchase order necessary to begin the processing the Product noted on Exhibit A attached hereto and incorporated by this reference for the purpose of manufacturing Product.

"DMR" means the Device Master Record for the Product described in this Agreement.

"ECO" means an Engineering Change Order, whether initiated by VNUS or Byers Peak relating to the Product.


Initials  R.M.                                                    Initials  PDP
         ------                                                            -----
VNUS                                                           Byers Peak, Inc.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                          PAGE 3 OF 21
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"FULLY BURDENED LABOR" means the labor content required to build and test product. This rate includes all overhead expenses (both fixed and variable) as well as incoming freight.

"INVENTIONS" mean all data, materials, information, enhancement, developments, and improvements relating to the Product or other VNUS equipment.

"PROCESS" and cognates thereof means the designing, manufacturing, and/or servicing/repair of components by Byers Peak, to produce or repair Product.

"PRODUCT(S)" mean those devices and components of VNUS equipment identified in Exhibit A.

"PROJECT" means supporting the development of the DMR for the Product, and manufacturing, packaging & shipping and repairing Products noted on Attachment A.

"QA" means Quality Assurance systems in place at either VNUS or Byers Peak.

"QUALITY CONTROL STANDARDS" mean the Products must be in compliance with applicable Regulations as noted in Exhibit A.

"SAFETY CHANGE" means an engineering change to a Product which must be implemented for reasons of safety.

"SPECIFICATIONS" mean the design, performance, manufacture, & testing specifications of the Product, and any modifications, amendments and supplements thereto.

"TERM" means the initial term plus any renewal period thereafter which is mutually agreed to by the parties in writing.

NOW, THEREFORE, in consideration of the recitals, which are hereby incorporated by reference, and the mutual covenants contained herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. TERM

Unless terminated earlier as provided herein, this Agreement shall have an initial Term of 3 (three) years. After the initial Term period, this Agreement will continue indefinitely until terminated by either party, as described below.




Initials R.M.                                                       Initials PDP
         ----                                                                ---
VNUS                                                            Byers Peak, Inc.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                          PAGE 4 OF 21
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2. PRODUCTS AND SERVICES

Services include Product manufacturing and Product repair depot service, including sustaining engineering. The services include VNUS' Product and may be expanded to include other services for other VNUS equipment.

3. VNUS COVENANTS AND DUTIES

VNUS is responsible for and will provide to, collaborate with and will approve for Byers Peak the Specifications of the Products on a timely basis. VNUS will "file" all necessary documentation, owning the responsibility of gaining regulatory approvals, as needed, to market the Products processed by Byers Peak. Such specifications may be amended in accordance with the terms of this Agreement without affecting any other terms herein.

VNUS shall, at its own expense, ensure applicable product safety and efficacy requirements and exercises as identified in Exhibit A, if required to meet applicable regulatory, internal VNUS' & Byers Peak's quality control standards.

VNUS shall render prompt technical support to Byers Peak on a continuing basis when reasonably requested by Byers Peak.

VNUS agrees to provide to Byers Peak on a timely basis VNUS' approval or rejection of any proposed ECO submitted in accordance with Section 10, providing Byers Peak with the reason for any rejection.

4. COVENANTS AND DUTIES OF BYERS PEAK

VNUS shall request Product manufacturing or repair/service by placing purchase orders for such goods or services provided, however, that (i) VNUS may change the quantities covered by a purchase order so long as VNUS gives Byers Peak written notice of such changes at least *** calendar days prior to the requested delivery date; (ii) in the event Byers Peak is unable to meet the terms of the VNUS purchase order, it shall notify VNUS within *** calendar days of the scheduled ship date with proposed order modifications. If Company does not expressly agree with such proposed order modifications, the parties will within three days of notification negotiate a mutually agreeable modification. Except for any order modifications agreed to by both parties in writing, all terms and conditions in this Agreement shall prevail over the printed terms and conditions contained in any purchase order or invoice.

Byers Peak shall meet or beat ***% of VNUS' scheduled delivery dates of new units within *** calendar days in any rolling 6-month period.

During the Term, Byers Peak agrees to maintain an inventory of spare parts (including printed circuit boards) sufficient to enable Byers Peak to perform all repairs within *** calendar days.

Byers Peak understands and agrees that it is providing a service hereunder as a customer-transparent contractor of VNUS under VNUS's name. VNUS acknowledges that Byers Peak is in the business of providing contract manufacturing and services, and developing

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                          PAGE 5 OF 21
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new products, and that Byers Peak may manufacture or develop products for itself or for other persons. Byers Peak retains the right and nothing shall prevent Byers Peak from using the ideas, concepts, methods, processes, know-how, organization or techniques owned, leased or licensed by Byers Peak from anyone other than VNUS in manufacturing or developing products for itself or for any third person, so long as such work does not incorporate any confidential information of VNUS. Byers Peak shall also be free to use for any purpose (other than for producing Products for direct competitors of VNUS) any residual knowledge or skills resulting from performing design, Processing Products and providing services in accordance with this Agreement.

Byers Peak's name shall not appear on the Products, except that Byers Peak's name may appear on documentation not visible to VNUS' customers, and may be in documents required to obtain regulatory approval of the Product. Nothing in this Agreement shall be deemed to grant Byers Peak any right to use VNUS' name for any purpose other than as expressly provided herein.

Byers Peak shall use commercially reasonable efforts, skill, and experience to Process all Products in strict conformity with the Specifications and all applicable U.S. laws and regulations. Byers Peak shall not make any change in or deviate in any way from such Specifications, except pursuant to an ECO approved as provided in Section 10 of this Agreement.

Byers Peak shall Process Products in its 4975 Miller Street in Wheat Ridge, Colorado, unless VNUS authorizes Byers Peak in writing to Process Products in another plant location.

Byers Peak shall maintain all Process files and records in its main facility. VNUS shall have complete access to all files and records upon payment, in full for its products or services associated with those records.

Products shall be packaged and labeled in accordance with VNUS' requirements and specifications.

Byers Peak shall report to VNUS, as soon as possible, all delays related to the Design, Support, Processing and/or shipping of Products to VNUS.

Byers Peak represents and warrants to VNUS that: (1) Byers Peak has the right to enter into this Agreement; (2) all necessary actions, corporate and otherwise, have been taken to authorize Byers Peak's execution and delivery of this Agreement and the same is the valid and binding obligation of Byers Peak; (3) all licenses, consents and approvals necessary for Byers Peak to carry out all of the transactions contemplated in this Agreement will be obtained by Byers Peak; (4) Byers Peak has the experience and technical capacity to fulfill its obligations under this Agreement; (5) Byers Peak has and shall pass to VNUS good title to the Products free and clear of all liens and encumbrances; and (6) no claim or action is pending or threatened against Byers Peak or,


Initials R.M.                                                   Initials   PDP
        -------                                                          -------
VNUS                                                            Byers Peak, Inc.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                         PAGE 6 OF 21
-------------------------------------------------------------------------------

to Byers Peak's knowledge, against any supplier of Byers Peak that could adversely affect the ability of Byers Peak to produce the Products, or the right of VNUS or any customer of VNUS to use the Products for their intended use.

***

5.   DISTRIBUTION/WAREHOUSING

The Products shall be sold by Byers Peak to VNUS at the prices indicated in Exhibit A, noting that the project is a time and materials quotation and design services fees and product costs will be adjusted to conform to this cost structure.

Byers Peak shall ship the Products via VNUS designated carriers to VNUS or to VNUS' customers as directed by VNUS, with the cost of such freight and insurance paid by VNUS.

VNUS shall be responsible for payment of all export and import duties, taxes and similar charges with respect to the Products. Byers Peak shall be responsible for all such costs with respect to the raw materials it purchases.

Title and risk of loss of manufactured Products shall transfer to VNUS upon shipment of such Products pursuant to a purchase order or on receipt of a written request from VNUS to hold completed, quality released, invoiced Products at Byers Peak's facility for future delivery, provided (i) Byers Peak uses commercially reasonable storage methods; and (ii) VNUS reimburses Byers Peak for any reasonable storage costs incurred by Byers Peak in respect to such held Products.

6.   PRODUCTION ENGINEERING COSTS

Prior to commencement of production, Byers Peak will complete all tasks related to Processing Product noted in Exhibit A. This includes but is not limited to; development of the Product structure including the Device Master Record (DMR), creating support component drawings, assembly procedures and testing approaches, designing, fabricating and or installing existing test fixtures and assembly jigs, and generating the documentation package and drafting and executing appropriate validations. The cost of compiling such documents and making such copies shall be at VNUS' expense. When product certification(s) are requested by VNUS, costs for product certification(s) will be invoiced to VNUS upon receipt of the charges. Payments terms for all charges noted above are due on receipt of the invoice.

VNUS will, (i) reimburse Byers Peak for all capital equipment/tooling costs needed for the Design and Product (e.g., molds, test equipment) or (ii) provide and capital

INITIALS R.M.                                                INITIALS PDP
        -----                                                        ------
VNUS                                                     BYERS PEAK, INC.


*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

VNUS / BYERS PEAK SERVICE & SUPPLY AGREEMENT                        PAGE 7 OF 21
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equipment/tooling to Byers Peak.  VNUS shall be the sole owner of all such equipment and tooling and Byers Peak will use such equipment and tooling solely for VNUS in accordance with this Agreement. Byers Peak will not make such investments without prior written approval and purchase order receipt. Payments for all charges noted above are due on receipt of the invoice.

7.  PRICING/VOLUME

Pricing for the volumes outlined in Exhibit A is based on a ***. Fully burdened overhead rates for the manufacture of Product is noted in Exhibit A.

During the initial design transfer, raw materials transferred from VNUS to Byers Peak will be at ***. *** products will be deducted from the total product cost. When applicable, VNUS will provide Byers Peak with an inventory of items to be transferred to Byers Peak for use in the manufacture of Product. VNUS will provide the proper traceability for such components in compliance to applicable regulations.

Prior to the commencement of production, VNUS shall provide a firm commitment for orders (subject to VNUS' ability to change orders pursuant to Section 4 above). Purchase orders will be structured one per part number.

Byers Peak will place orders with its suppliers of raw materials based on VNUS' agreement to the Device Master Record and will issue purchase orders based on VNUS' *** firm commitment and *** forecast. In the event that VNUS wishes to revise its firm commitment, forecasts, cancels orders, or terminates the Agreement, VNUS will purchase ***, *** based on Byers Peak's orders from suppliers against the current firm commitment and forecast from VNUS and any minimum purchase requirement or other agreed to quantities. This purchase will be done at *** and VNUS will pay *** charges actually imposed by Byers Peak's suppliers resulting from cancellation of such orders.

The parties agree to review each ECO, which effects the specifications of the Product and Byers Peak will determine if such change directly affects material or labor costs. If such change impacts these costs, the price of the Product shall be adjusted accordingly. Exhibit A and purchase orders will be amended or updated to reflect such changes. Such changes or amendments to exhibit A requires the approvals of both Byers Peak, Inc. and VNUS. Only VNUS is required to approve the changes to existing purchase orders.

Prior to the implementation of any ECO which effects a Product change, both parties will agree on who is responsible for costs arising out of failures due to the Product change.

8.  COST OF REWORK OR SCRAP

Byers Peak will absorb all costs related to scrap or rework resulting from Byers Peak's processing errors or workmanship. VNUS will be charged all costs related to rework and scrapping of inventory as a result of design changes by VNUS or as a result of



Initials  R.M.                                                   Initials  PDP
        -------                                                          -------
VNUS                                                        Byers Peak, Inc.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                          PAGE 8 OF 21
________________________________________________________________________________

scrapping Products, which are within Specifications but rejected by VNUS. Payment terms for charges noted above are due upon receipt of the invoice.

9.  MANUFACTURING/ENGINEERING
Byers Peak will provide continuing design and manufacturing engineering services required (i) to ensure that the Product conforms with Byers Peak's quality standards; and (ii) to support continuing design, cost and reliability improvements at rates noted in Exhibit A.

All products shall be subject to quality control inspection and release by Byers Peak, in accordance and conformance with Byers Peak's quality control system. VNUS shall subject Product to quality control inspection and final release prior to distribution in accordance with applicable laws and regulations.

Byers Peak's quality control standards shall be sufficient to ensure that all Products conform to the Specifications and Device Master Record (DMR). At VNUS' request, Byers Peak shall provide a copy of its standards to VNUS and shall permit VNUS to periodically review Byers Peak's production and quality control procedures and records and to inspect Byers Peak's facilities at reasonable times, with a minimum of 48 hours notice, with a representative of Byers Peak present in order to assure satisfaction of the requirements of this Agreement.

10.  PRODUCT CHANGES
Byers Peak shall maintain the DMR for the Product in compliance with its quality control standards. Upon request, Byers Peak shall provide to VNUS updates to the DMR. All changes to the DMR will be controlled by the ECO procedures set out in this Agreement or, if not addressed herein, by Byers Peak's ECO procedures and VNUS will be on the required approval list.

VNUS and Byers Peak anticipate that during the Term, modifications to the Product design will occur. Byers Peak will make no design changes without written authorization by VNUS.

VNUS may request an ECO for the Product. Within *** of receipt of such request, Byers Peak will inform VNUS in writing of the earliest possible implementation date for the proposed engineering change. Byers Peak will notify VNUS as soon as possible of any effect in the price of the Product as a result of such change, as well as any effect on scheduling or QA test coverage. If VNUS elects to proceed with the change, Byers Peak will prepare an ECO for approval. Byers Peak shall be required to accept and implement all reasonable engineering changes to the Products.

VNUS will reimburse the costs of raw materials for which Byers Peak has incurred purchase order obligations where excess or scrap result from an ECO. Byers Peak will provide these expenses for approval at the time VNUS is notified of the implementation change.

Initials  R.M.                                       Initials  PDP
         -----                                                -----
VNUS                                             Byers, Peak, Inc.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

VNUS / BYERS PEAK SERVICE & SUPPLY AGREEMENT                        PAGE 9 OF 21
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In support of its ongoing efforts to improve product performance, process efficiency and reduce the costs of Processing Products, Byers Peak may from time to time suggest that an engineering change be made to a Product by delivering a proposal to VNUS. Each proposal shall include a description of the proposed change, a description of any improvements in the Product or cost reductions which will result from the change, and the effect of the change, if any, on production scheduling or Product testing. Each proposal shall provide detail sufficient to permit VNUS to evaluate the desirability of such change. VNUS agrees to consider each proposal it receives from Byers Peak, but reserves the right to accept or reject each such proposal in its sole discretion.

In the event either VNUS or Byers Peak identifies an engineering change that must be implemented for reasons of safety or efficacy, the parties agree to cooperate so as to effect such a change as soon as possible after discovery. Once the need for such a change is discovered, the parties agree that no affected Product shall be Processed or shipped until such a change has been implemented, notwithstanding any delay in scheduled ship dates. The parties further agree to cooperate in the implementation of such a change on Product shipped prior to discovery of the hazard. In this regard, Byers Peak agrees to provide a field and factory retrofit method (including materials and/or labor), as appropriate, including spares. VNUS and Byers Peak shall agree in writing on appropriate charges for the implementation of a change prior to each change implementation.

Byers Peak agrees to provide VNUS such method at rates noted in Exhibit A, with all assistance required to develop and release such methods at the engineering rate of $***/hour.

VNUS and Byers Peak agree to determine if the change directly impacts material or labor costs. If such a change results in a Product modification, and cost is impacted, the price of the units will be adjusted, Amendments to Exhibit A and outstanding purchase orders will also be made in accordance to the requirements set forth in this contract.













Initials  R.M.                                                  Initials  PDP
        --------                                                        -------
VNUS                                                            Byers Peak, Inc.


*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

VNUS / BYERS PEAK SERVICE & SUPPLY AGREEMENT                       PAGE 10 OF 21
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11.    PRODUCT WARRANTY

       (a) Byers Peak warrants that Products shall conform to the Specifications for a period of *** days from the date Byers Peak ships the unit to VNUS. If at any time during the Period, such Product does not meet Specifications, Byers Peak shall repair the unit in accordance with the Warrantee Repair provisions.

       (b) Byers Peak represents and warrants, for a period of *** months from the date of initial shipment to VNUS or *** months from the date of first use, whichever elapses first ("Warrantee Period"), that all Products supplied in connection with this Agreement shall be free from controllable defects in workmanship and materials. This warranty shall not apply if a Product's non-conformity to the Specifications is due to modifications or changes requested by or made by VNUS or any third party after the Product is no longer in Byers Peak's control. Without limiting the foregoing, Byers Peak represents and warrants that it shall comply with all present statutes, laws, ordinances and regulations relating to the processing and supply of the Product. In the event that any Product does not conform as aforementioned, VNUS' sole and exclusive remedy shall be the repair or replacement (at Byers Peak's option and expense, inclusive of freight) of such nonconforming Product within *** calendar days within receipt of said unit. Any repairs to Product made by Byers Peak to correct or repair out-of-warranty Product shall be charged and billed to VNUS at an agreed to labor rate, plus material plus ***% margin on materials and labor. Further, Byers Peak warrants to VNUS that: All warrantees available to VNUS under this agreement shall be also available to VNUS' customers.

       (c) No inspection or acceptance, approval or acquiescence by VNUS with respect to Product Processed by Byers Peak shall relieve Byers Peak from any portion of its warrantee obligation, nor shall waiver by VNUS of any inspection criteria for Product constitute a waiver of such requirements for any other Product unless expressly agreed by VNUS in writing.

OUT OF WARRANTEE REPAIR SERVICES
Within *** calendar days after Byers Peak receives a unit identified in need of repair, Byers Peak will provide a written estimate of the repair costs. Within *** calendar days of VNUS' authorization the unit shall be fully repaired, tested, and shipped to VNUS. If during the repair services Byers Peak determines the actual repair costs will exceed the estimated costs by more than 10%, Byers Peak will issue a revised estimate of the repair costs within three business days. Byers Peak shall ship the Product back to VNUS according to VNUS' standing freight instructions, at VNUS' expense.

WARRANTEE REPAIR SERVICES
Within *** calendar days after Byers Peak receives a unit identified in need of repair the unit shall be fully repaired, tested, and shipped to VNUS. Byers Peak shall ship the Product back to VNUS according to VNUS' freight instructions, at Byers Peak's expense.

Forecasts will be provided by VNUS to identify the estimated rate of repairs for both Warrantee and Out of Warrantee Products. A deposit for an agreed to amount may be



Initials R.M.                                                       Initials PDP
        -----                                                               ----
VNUS                                                       Byers Peak, Inc.


*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                         PAGE 11 OF 21
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required to establish an effective inventory level of spare parts required for repair services.

SUBCONTRACTING OF REPAIR SERVICES
Byers Peak may subcontract all or any portion of the repair services, provided that VNUS provides prior written approval of such an arrangement. The subcontractor must agree in writing to perform repair services in accordance with the terms of this Agreement. In no event shall subcontracting relieve Byers Peak of any of its obligations or responsibilities under this Agreement. Byers Peak shall be solely responsible for any of the repair services subcontracted and for the work performed by each of its subcontractors. Byers Peak agrees that VNUS shall not be liable for any amounts owned by Byers Peak to any of its subcontractors.

Byers Peak warrants that out-of-warrantee repaired Products shall conform to the Specifications for a period of *** days from the date Byers Peak ships the unit to VNUS ("Repair Warrantee Period"). If at any time during the Repair Warrantee Period such Product does not meet Specifications, Byers Peak shall repair the unit in accordance with the Warrantee Repair provisions.

EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, BYERS PEAK DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE PRODUCTS, INCLUDING, WITHOUT LIMITATION, ANY WARRANT OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

BYERS PEAK SHALL IN NO EVENT BE LIABLE FOR ANY LOSS OF DATA, PROFITS OR USE OF THE PRODUCTS, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE PROCESS, USE OR PERFORMANCE OF THE PRODUCT, EVEN IF BYERS PEAK HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

12. NOTICE
All notices and demands required or permitted to be given or made pursuant to this Agreement shall be in writing and shall be effective when given or forwarded via United States mail postage prepaid, addressed as follows:

IF TO VNUS:                                 IF TO BYERS PEAK:

VNUS Medical Technologies, Inc.             Byers Peak
2200 Zanker Rd. Suite F                     4975 Miller Street
San Jose, CA 95131                          Wheat Ridge, CO 80033

or to such other address as to which either party may notify the other.

Initials R.M                                                        Initials PDP
VNUS                                                            Byers Peak, Inc.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                         PAGE 12 OF 21
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13. GOVERNING LAW; MEDIATION
This Agreement shall be governed by, and construed and enforced in accordance with, and any mediation hereunder shall apply the laws of California, without regard to its principles of conflict of laws. If any dispute, difference or question shall arise at any time after the Effective Date between the parties in respect of or in connection with this Agreement, the parties agree to make a good faith attempt to negotiate an amicable resolution to any and all such disputes. If any dispute is not resolved by the parties within thirty (30) days after delivery of written notice thereof from a party to the other parties involved with such dispute, prior to commencing a cause of action in any court of law, the parties shall submit the dispute to non-binding mediation in the county where the non-complaining party has its principal place of business. The parties shall use their best efforts to schedule mediation within thirty (30) days from the date on which the dispute is submitted to mediation. If the parties in good faith do not settle the dispute through mediation, any party may file an action in California District Court. Each party irrevocably waives any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding brought in such court and any claim that the suit, action or proceeding has been brought in an inconvenient forum. Each party shall pay its own attorney fees and expenses, except that the mediator's fees shall be split between the parties. If a prevailing party in court is required to initiate proceedings to enforce the award or confirm judgement, the prevailing party shall be entitled to recover its costs and attorney fees associated with such enforcement action.

14. LIABILITY INSURANCE
By June 18th, 2004, Byers Peak will obtain and keep in force during the remainder of the Term, comprehensive general and product liability insurance covering each occurrence for an amount not less than ***. Prior to that date, Byers Peak will maintain general and product liability insurance coverage of at least $*** per occurrence.

For the first year of the increase in coverage of general and product liability insurance, VNUS agrees to pay *** of the premium difference (i.e. the cost difference to increase the current coverage of *** per occurrence to *** per occurrence). Byers Peak will invoice VNUS monthly for *** of this additional coverage cost. Invoices are due upon receipt. [BM2]

Byers Peak will cause its insurance carrier(s) to add VNUS as an additional insured to Byers Peak's Liability insurance coverage. VNUS will cause its insurance carrier(s) to add Byers Peak as an additional insured to VNUS' liability insurance coverage. Byers Peak shall provide to VNUS and VNUS to Byers Peak, a certificate of insurance evidencing coverage levels and showing the other party as an additional insured.

15. TERMINATION/EXCLUSIVITY
Either party may choose to terminate the relationship. Termination requires either party gives written notice to the other not less than 180 days prior to the termination of this Agreement. Also, either party may terminate this Agreement by written notice to the other party following the occurrence of any of the following events:


Initials  R.M.                                                    Initials  PDP
         ------                                                            -----
VNUS                                                           Byers Peak, Inc.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                         PAGE 13 OF 21
________________________________________________________________________________

(a) if the other party ceases doing business as a going concern, becomes insolvent, or makes an assignment for the benefit of creditors; or

(b) if the other party files a petition for reorganization or bankruptcy under the United States Bankruptcy Code or any other similar law of any other jurisdiction, or if any petition for reorganization or bankruptcy under such Code or under any other similar law of any other jurisdiction is filed against the other party and is not dismissed or vacated within 30 days thereafter; or

(c) if the other party is in breach of any material terms or provisions of this Agreement and has failed to cure such breach within 30 days after receipt of written notice thereof from the party alleging the breach.

The parties hereby agree that, during the Term of this Agreement, Byers Peak will be the exclusive supplier to VNUS of the Product identified in Exhibit A. Byers Peak has the first right of refusal to match any competitive costs.

Upon any termination of this Agreement, Byers Peak will sell and transfer to VNUS, free and clear of all liens and encumbrances, all of Byers Peak's inventory and work-in-process of Products in accordance with the terms of
Section 7; and all of Byers Peak's capital equipment relating to the Processing of the Product as purchased or paid for by VNUS. For equipment owned by Byers Peak, the purchase price for Product capital equipment shall be the fair market value or net book value whichever is higher. In addition, upon termination Byers Peak will transfer all Device History Records for all VNUS Products Processed by Byers Peak.

In case of any termination of this Agreement by either party, it is expressly agreed that no termination indemnity or payment of any kind shall be due from one party to the other hereunder for loss of goodwill or profit expectations or otherwise, except for funds received in advance where work for such funds was not performed.

16.  SURVIVAL

Sections 11, 13, 16, 17, 18, 19(b), 19(d), 19(e), 20, 21, & 22 shall survive the termination of this Agreement for any reason.

17.  TERMS OF PAYMENT

VNUS shall pay Byers Peak the full amount of each invoice within *** days after the date of the invoice for Product services. Payment shall not constitute acceptance of non-conforming Products. All payments hereunder shall be made in United States Dollars.

18.  INDEMNIFICATIONS

          (a) VNUS hereby agrees to indemnify, defend and hold harmless Byers Peak, its affiliates, directors, officers, employees and agents, from and against all claims, liabilities, losses or expenses (including reasonable attorney's fees) ("Losses") arising out of or in connection with VNUS' use, commercialization, marketing, distribution or sale of any Product, including, but not limited to, any actual or alleged injury, damage, death or other

Initials R.M.                                                    Initials PDP
         ----                                                             ---
VNUS                                                          Byers Peak, Inc.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

VNUS / BYERS PEAK SERVICE & SUPPLY AGREEMENT                       PAGE 14 OF 21
--------------------------------------------------------------------------------

          consequence occurring to any person as a result, directly or indirectly, of the possession or use of any Product, whether claimed by reason of breach of warranty, negligence, Product defect or otherwise, and regardless of the form in which any such claim is made. Notwithstanding the foregoing, the foregoing indemnity shall not apply to the extent that any such losses are due to (1) the failure of a Product Processed by Byers Peak to meet the warranty provided in
          Section 11 above or (2) the gross negligence or willful misconduct of Byers Peak or its affiliates, directors, officers, employees and agents.

     (b) Byers Peak hereby agrees to indemnify, defend and hold harmless VNUS, its affiliates, directors, officers employees and agents, from and against all Losses arising out of or in connection with (1) the gross negligence or willful misconduct of Byers Peak or its affiliates, directors, officers, employees or agents and (2) the failure of a Product manufactured by Byers Peak to meet the warranty provided in
          Section 11, including, but not limited to, any actual or alleged injury, damage, death or other consequence occurring to any person as a result, directly or indirectly, of such failure, regardless of the form in which any such claim is made. The foregoing indemnity shall not apply to the extent that any such Losses are due to the gross negligence or willful misconduct of VNUS or its affiliates, directors, officers, employees and agents.

     (c) VNUS hereby agrees to indemnify, defend and hold harmless Byers Peak, its affiliates, directors, officers, employees and agents, from and against all Losses arising out of, or in connection with, any claim by a third party that the Processing, use, or sale of a Product infringes any intellectual property right claimed by such third party, except to the extent Byers Peak indemnifies VNUS under Subsection (d) of this
          Section 17. Indemnification and defense shall proceed as provided under Section 17(f).

     (d) Byers Peak hereby agrees to indemnify, defend and hold harmless VNUS, its affiliates, directors, officers, employees and agents, from and against all Losses arising out of or in connection with, any claim by a third party that (1) the method of manufacturing of a Product infringes any intellectual property right claimed by such third party; or (2) the Processing, sale or use of a Product resulting from an ECO initiated by Byers Peak, infringes any intellectual property right claimed by such third party. Indemnification and defense shall proceed as provided under Section 17(f).

     (e) In the event that either party becomes aware of the possible infringement or other misuse by a third party of intellectual property rights of VNUS or Byers Peak into or used in Processing the Products, such party will promptly notify the other party.

     (f) If either VNUS or Byers Peak becomes aware of an infringement allegation which might give rise to a right or obligation of indemnification and defense under applicable sub-sections of Section 4, or becomes aware of possible



Initials  R.M.                                         Initials  PDP
        -------                                                -------
VNUS                                             Byers Peak, Inc.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                        PAGE 15 OF 21
-------------------------------------------------------------------------------

          infringement or misuse of intellectual property rights which might give rise to a right or obligation under Section 15(e), such party shall promptly notify the other. The party in the role of indemnitor shall control, bear the full expense of, and retain all proceeds of, the defense against or settlement of such allegation, unless the indemnified party subsequently agrees otherwise. The indemnitee shall cooperate in such action if reasonably requested by the indemnitor. In no event shall the indemnitor settle or otherwise terminate any allegation, or allow any infringement or misuse to be terminated, in a manner which might abrogate any obligations, rights or licenses between VNUS and Byers Peak, granted or which might be granted under this Agreement. Any settlement of any such claims that imposes any liability or limitation on the indemnified party shall not be entered into without the prior written consent of the indemnified party. The indemnitee may, in its own discretion, be represented in the defense or settlement of any such allegation by counsel of its own choosing at its sole expense.

     (g) In the event a claim is based partially on an indemnified claim described in Sections 17(a), (b), (c) or (d) above and partially on a non-indemnified claim, or is based partially on a claim indemnified by VNUS pursuant to Section 17(a) or 17(c) above and partially on a claim indemnified by Byers Peak pursuant to Section 17(b) or (d) above, any payments and reasonable attorney fees incurred in connection with such claims are to be apportioned between the parties in accordance with the degree of cause attributable to each party.

19.  REGULATORY MATTERS

     (a) Regulatory Obligations. Each party agrees to conduct its activities in connection with this Agreement in accordance with all applicable state, federal, and foreign laws applicable to the Product, including, without limitation, laws applicable to medical device commercialization and the protection of consumer health, welfare, and safety.

     (b) Notification. Each party agrees to notify the other party in a timely manner any adverse event, technical or clinical, which involves or may involve the Product.

     (c) Regulatory Cooperation. Byers Peak shall furnish to VNUS any information requested or required by VNUS during the Term or any extensions hereof to enable VNUS to comply with the requirements of any US or foreign federal, state, and/or government agency.

     (d) Regulatory Inquiries. Each party agrees to notify the other of any FDA or equivalent foreign regulatory inspection, notification, or communication which involves or may involve the Product. Byers Peak agrees to cooperate with VNUS in responding to FDA or equivalent foreign regulatory queries regarding the Product.

Initials R.M.                                               Initials PDP
        -----                                                       -----
VNUS                                                        Byers Peak, Inc.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                        PAGE 16 OF 21
-------------------------------------------------------------------------------

     (e) Inspections by Government or Regulatory Agencies. Byers Peak shall promptly notify VNUS of any inspection by federal, state, local, or foreign representatives of any facility at which the Product is or will be Processed and shall provide VNUS with the results of any such inspections, including actions taken by Byers Peak or any other entity to remedy conditions cited in such inspections. Without limiting the generality of the foregoing, Byers Peak shall provide copies of any written inspection reports issued in connection with such inspection, and all correspondence between Byers Peak and the government agency or regulatory body involved. Byers Peak shall permit the FDA and/or similar foreign agency or regulatory bodies to conduct inspections of the facilities at which the Product is or will be Processed. Byers Peak will give VNUS prompt written notice of any such inspections and allow representatives of VNUS to be present at such facilities during any such inspections.

20.  PRODUCT COMPLAINTS/RECALL

VNUS will have primary responsibility for receiving, investigating and responding to any complaints relating to Product. Byers Peak agrees to provide VNUS, at rates of $***/hour, with all assistance required to investigate the complaint, determine the cause of any Product failure or defect, and develop a plan to assure that the cause of such failure or defect is eliminated.

In the event that VNUS or Byers Peak recalls or takes any corrective action with respect to the Product because the Product is believed to violate any provision of applicable law, Byers Peak shall bear the costs and expenses of any recall or corrective action related to matters covered by Byers Peak's warranty including, without limitation, (i) the cost of notifying customers and (ii) costs associated with the shipment of recalled Product from customers to VNUS, or Byers Peak and shipping replacement Products to the customer. Similarly, VNUS shall bear all costs and expenses of any recall unrelated to the Product processing by Byers Peak.

Each of the parties shall maintain complete and accurate records, for such periods as may be required by applicable law, identifying the customer of each individual Product lot in order to assure full traceability of Products. The parties will cooperate fully with each other in effecting any recall of, or corrective action with respect to, the Products, including communications with any purchasers or users.

21.  CONFIDENTIALITY

     Definition of Confidential Information. "Confidential Information" means any non-public (i) information, (ii) technical data or (iii) know-how, including, but not limited to, that which relates to clinical data, research, manufacturing, product plans, products, services, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, hardware configuration information, marketing or finances of or relating to VNUS. Confidential Information does not include information, technical data or know-how that (i) is in the possession of


Initials R.M.                                               Initials PDP
        -----                                                       -----
VNUS                                                        Byers Peak, Inc.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                         PAGE 17 OF 21
--------------------------------------------------------------------------------

      Byers Peak on a non-confidential basis at the time of disclosure as shown by the Byers Peak's files and records immediately prior to the time of disclosure; (ii) prior to or after the time of disclosure becomes generally part of the public knowledge or literature, not as a result of any inaction or action of Byers Peak; (iii) was rightfully disclosed to Byers Peak on a non-confidential basis by a third party without restriction or (iv) is approved for release by VNUS in writing.

      Non-Disclosure of Confidential Information. Except as required by a governmental or judicial law, regulation or ruling, including pursuant to subpoena or other court order, Byers Peak agrees not to use any Confidential Information for any purpose except to Process Product as defined in this Agreement. Byers Peak will not disclose any Confidential Information of VNUS to third parties or to employees or agents of Byers Peak, except such employees or agents who are required to have the information to carry out the purpose of this agreement. Byers Peak further agrees that all of its employees or agents who are given access to the Confidential Information shall be notified of the confidential nature of the Confidential Information and shall be required to abide by the restrictions herein. Byers Peak agrees that it will take all necessary measures to protect the secrecy of and avoid disclosure or use of Confidential Information in order to prevent it from becoming available in the public domain or the possession of persons other than those persons authorized hereunder to have any such information, which measures shall include the highest degree of care that Byers Peak utilizes to protect its own Confidential Information of a similar nature and in no event less than commercially reasonable care. Byers Peak agrees to notify VNUS in writing of any misuse or misappropriation of Confidential Information of VNUS which may come to Byers Peak's attention.

      Return of Materials. Any confidential materials or documents which have been furnished by VNUS to Byers Peak will be returned or destroyed at any time upon written request of VNUS, together with all copies of such documentation.

      No Rights Granted. Nothing in this Agreement is intended to grant any rights under any patent or copyright or other rights, nor shall this Agreement grant any rights in or to VNUS's Confidential Information, except the limited right to use such Confidential Information solely for the purpose of Processing Product as defined in this Agreement.

      Continued Treatment of Confidential Information. The foregoing commitments regarding Confidential Information shall survive any termination of this agreement and shall remain in effect until, and to the extent that, Confidential Information shall enter the public domain through no default by Byers Peak of its obligations hereunder.

CONFIDENTIALITY OF AGREEMENT: Except as required by any applicable US or foreign law, Byers Peak shall not disclose the contents of any term of this Agreement to any person or


Initials  R.M.                                                    Initials  PDP
         ------                                                            -----
VNUS                                                           Byers Peak, Inc.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                         PAGE 18 OF 21
--------------------------------------------------------------------------------

entity without the prior written consent of VNUS.

22. COMPLIANCE WITH LAW
Byers Peak represents that it is, and will remain, in compliance with all applicable federal, state and local laws, regulations and orders.

23. MISCELLANEOUS

NON-COMPETE: Byers Peak will not sell any of VNUS' Products directly or indirectly to any third party either during the Term or after termination of this Agreement. During the Term or after termination of this Agreement, Byers Peak agrees not to contact VNUS customers unless express consent is provided to do so by VNUS.

INDEPENDENT CONTRACTOR: The relationship of the parties under this Agreement shall be and at all times remain one of independent contractors.

     (a) VNUS, its employees and agents, are not and shall not act or purport to act as employees, agents, or representatives of Byers Peak, but they are, and shall act as, independent contractors, maintaining full responsibility and complete control over all of their employees and operations. VNUS shall have no authority to represent or bind Byers Peak in any way.

     (b) Byers Peak, its employees and agents, are not and shall not act or purport to act as employees, agents, or representatives of VNUS, but they are, and shall act as, independent contractors, maintaining full responsibility and complete control over all of their employees and operations. Byers Peak shall have no authority to represent or bind VNUS in any way.


Nothing contained herein shall be deemed to create a partnership, joint venture, or relationship of principal and agent between the parties hereto or between Byers Peak and VNUS.

BINDING EFFECT; ASSIGNMENT: This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither this Agreement nor any rights granted hereby may be assigned by either party without the other party's prior written consent; provided, however, that: (i) each party reserves the right to assign this Agreement, without the other party's prior written consent, to one of its Affiliates or an acquiror of all or substantially all of its stock or assets related to the transactions contemplated by this Agreement, whether by purchaser, merger, consolidation or otherwise; and (ii) in the event of a change of control of either party, the other party shall have the right to compel specific performance of the terms of this Agreement by the successor in interest.




Initials R.M.                                                       Initials PDP
         ----                                                                ---
VNUS                                                            Byers Peak, Inc.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                         PAGE 19 of 21
________________________________________________________________________________

ENTIRE AGREEMENT: This Agreement constitutes the entire agreement between Byers Peak and VNUS relating to the subject matter hereof and shall not be amended, altered, or changed except by a written agreement signed by the parties hereto.

WAIVERS: No delay or omission on the part of either party to this Agreement in requiring performance by the other party hereunder, or in exercising any right hereunder, shall operate as a waiver of any provision hereof or of any right or rights hereunder, and the waiver or omission or delay in requiring performance or exercising any right hereunder on one occasion shall not be construed as a bar to or waiver of such performance or right, or of any right or remedy under this Agreement, on any future occasion.

FORCE MAJEURE: Byers Peak shall not be liable, in any respect, for failure to manufacture or ship, for any supplier's failure to ship or for delays in transportation, nor shall VNUS be liable for failure to receive Products where such failure or delay shall have been due, wholly or in part, to the elements, acts of God, acts of civil or military authority, fires, floods, epidemics, quarantine restrictions, war, riots, accidents to machinery, acts of terrorism, or any other like or different events beyond the control of the party whose performance is interfered with. In any such case, prompt written notice shall be given by the affected party to the other of the existence of such cause and of readiness to resume performance. It is understood that neither party shall be required to settle a labor dispute against its will. Notwithstanding the foregoing, if any such delay continues for a period in excess of two (2) months, the other party shall have the immediate right to terminate this Agreement, without liability to either party.

INVENTIONS: Byers Peak shall promptly disclose to VNUS all Inventions relating to Products, but not relating to processing Products, generated by Byers Peak and its Project affiliates or any of its employees in connection with or as a result of Design and processing of the Product. Title to all Inventions relating to Products, but not relating to processing the Product, shall be in VNUS' name. Byers Peak hereby assigns and agrees to assign to VNUS the entire right, title and interest in each such Invention, agrees to obtain an assignment thereof from each employee or agent involved, and agrees to furnish and execute all such documents and provide such further assistance (at VNUS' expense) as VNUS may reasonably require in order to perfect and maintain VNUS' rights in such Inventions. Notwithstanding anything contained in this Agreement to the contrary, title to all data, materials, information, enhancements, developments, and improvements relating to the processes for the Product shall be in Byers Peak's name and Byers Peak shall have no obligation to disclose to VNUS any data, materials, information, enhancements, developments, or improvements relating to those processes.

SPECIFIC PERFORMANCE: The parties to this Agreement recognize that any breach of their respective obligations under this Agreement could result in irreparable injury to the other party. Each party shall, therefore, be entitled, without restricting such party from other legal and equitable remedies, to injunctive and other equitable relief to prevent or restrain the breach of this Agreement, including, without limitation, the return and delivery of property immediately upon any termination of this Agreement as provided herein.

Initials R.M.                                                       Initials PDP
         ----                                                                ---
VNUS                                                         Byers Peak, Inc.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                         PAGE 20 OF 21
--------------------------------------------------------------------------------

MARKETING RIGHTS: With prior written consent, VNUS permits Byers Peak to market its services via the demonstration of the Product. Byers Peak will promote the manufacture of Products in forms not limited to their literature, presentations, articles, displays, electronic media and trade shows.

NO CONFLICTING OBLIGATIONS: Byers Peak agrees not to engage in any work or services on its behalf or for any other party which would conflict with its obligations under this Agreement.

FURTHER ASSURANCES: At any time from time to time during the Term of this Agreement, Byers Peak shall at the request of VNUS (a) deliver to VNUS such records, data, or other documents consistent with the provision of this Agreement, and (b) execute, and deliver or cause to be delivered, all such assignments, consents, documents or further instruments of transfer or license consistent with the provisions of this Agreement, and (c) take or cause to be taken all such other actions, as VNUS may reasonably deem necessary or desirable in order for VNUS to obtain the full benefits of this Agreement and the transactions contemplated hereby.

SEVERABILITY: If any of the provisions herein is held to be invalid or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way. The parties agree to replace any invalid provision with a valid provision that most closely approximates the intent and economic effect of the invalid provision.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Agreement as of the dates indicated below, to be effective as of the Effective Date nevertheless.

VNUS MEDICAL TECHNOLOGIES, INC.            BYERS PEAK, INC.

BY:    B. McRae/R. McRae                   BY:    Philip D. Prescott [ILLEGIBLE]
       ------------------------------             ------------------------------

TITLE: VP, Manufacturing and R&D           TITLE: President
       ------------------------------             ------------------------------

DATE:  5/6/04                              DATE:  May 11, 2004
       ------------------------------             ------------------------------


Initials R.M                                                        Initials PDP
VNUS                                                            Byers Peak, Inc.

VNUS/BYERS PEAK SERVICE & SUPPLY AGREEMENT                         PAGE 21 OF 21
________________________________________________________________________________

                                   EXHIBIT A

                         BYERS PEAK PROPOSAL #020901-1






















Initials  R.M.                                       Initials  PDP
         -----                                                -----
VNUS                                              Byers Peak, Inc.

                                                               [BYERS PEAK LOGO]




                               VNUS RF GENERATOR


                                 MANUFACTURING
                                    PROPOSAL




FROM:                                       TO:

BYERS PEAK, INCORPORATED                    RBC PRODUCT DEVELOPMENT
7727 W. 6TH AVENUE                          13715 WEST 109TH STREET
LAKEWOOD, CO 80214                          LENEXA, KS 66215-4137



                               PROPOSAL 180201-1
                                NOVEMBER 3, 2003


This proposal is considered "Byers Peak Confidential" and must be treated according to the mutual non-disclosure provisions signed between RBC Product Development, VNUS Medical Technologies and Byers Peak, Inc. Permission from Byers Peak, Inc. is required for distribution and/or disclosure to any parties.

INTRODUCTION

Byers Peak, Incorporated (Byers Peak) is pleased to present this manufacturing proposal to RBC Product Development (RBC) for the VNUS RF Generator.

Byers Peak is an FDA registered contract manufacturing and services company whose goal is dedicated to exceed customer expectations in:

                    -    Cost

                    -    Quality

                    -    Delivery

Byers Peak accomplishes this with a customer-first, open-book, and no-hassle business philosophy. As a result, we focus on the direct needs of the customer and their product.

Byers Peak's full-service low to mid-volume flexible manufacturing capabilities includes:

     o  Project Management             o  Value Engineering

     o  Product Design & Validation    o  Sustaining Engineering

     o  Process Design & Validation    o  Depot Repair & Refurbishment

     o  Quick-turn Prototyping         o  Field Service

     o  World-Wide Distribution

-------------------------------------------------------------------------------

                               [Mountain Graphic]

     BYERS PEAK [ELEVATION 12,804 FT.] IS LOCATED WEST OF WINTER PARK, COLORADO. THE PEAK IS NAMED AFTER WILLIAM N. BUYERS, FOUNDER OF THE ROCKY MOUNTAIN NEWS IN 1859.

     IN A RACE TO BE THE FIRST PUBLISHED NEWSPAPER IN COLORADO, MR. BYERS' INNOVATION AND DETERMINATION BEAT HIS COMPETITION BY 20 MINUTES [MERRICK'S CHERRY CREEK PIONEER]. TODAY, THE ROCKY MOUNTAIN NEWS IS DENVER'S LARGEST CIRCULATING NEWSPAPER!.

     SIMILARLY, BYERS PEAK 'THE COMPANY' STRIVES TO BE THE LEADER IN ITS MARKETPLACE THROUGH AN EXTREMELY COMPETITIVE PRICE STRUCTURE, UNSURPASSED QUALITY AND EXCEEDING CUSTOMER'S DELIVERY EXPECTATIONS.


VNUS RF Generator Mfg. Proposal  #180201-1 Rev.01                   Page 2 of 10

PROJECT SUMMARY

OBJECTIVE

To provide finished VNUS RF Generator units that meet the following:

     -  Specification
     -  Cost target
     -  Timely delivery requirements, including scalable production
     -  Flexibility in monthly forecasted volumes
     -  Depot repair service (tbd)
     -  Regulatory/quality preparedness



SCOPE OF WORK

The proposed scope of this manufacturing project includes these work products:

     -  Project Planning
     -  Product & Manufacturing Process Requirements definition
     -  Design Transfer
     -  Assembly & Tooling implementation
     - Materials Management, assembly, test, packaging, finished goods warehousing, and product delivery to VNUS Medical Technologies, San Jose, California facility.
     -  Manufacturing Engineering (ongoing)



DELIVERABLES

Byers Peak will provide for this manufacturing effort:

     -  Project Plan
     -  Process validation (draft responsibilities are tbd)
     - Device Master Record (DMR)- [Product Structure Release into Byers Peak Quality System]
     -  Production of finished device
     -  First Article
     -  Pilot Production (volume tbd)





VNUS RF Generator Mfg. Proposal          #180201-1 Rev. 01          Page 3 of 10

MANUFACTURING PHASE PROCESS

Byers Peak utilizes a phased manufacturing process for consistency, optimization of internal resources, experience and expertise. Each project is unique and may not require elements of this process, especially since an established DMR exists. It is expected that the execution of these activities will be a joint effort with RBC. Specific details will be finalized upon the awarding of the contract.

PROJECT PLANNING AND TRACKING

     -    Develop project plan
     -    Transfer product documentation
     -    Provide scheduled project updates

REQUIREMENTS DEFINITION

     -    Define project/product requirements
     -    Determine regulatory needs
     -    Identify Risks
     - Develop validation plans & project requirements [after gap-analysis is completed]

DESIGN

     -    Define design concept/develop detailed specifications
     -    Complete and document design, prototype, analysis work
     -    Complete/review FMEA's/FTA's, as required
     -    Draft product/process Design Master Records (DMR's), labels, manuals

VERIFICATION/VALIDATION

     -    Construct Prototypes
     -    Complete design verification and validation per Validation Plan (VP)
     -    Execute equipment and/or processes validation (IQ OQ PQ) per VP
     -    Plan/execute field/plant trials and pilot production

DESIGN TRANSFER

     -    Review validation results
     -    Material Management including movement of inventory, planning
     -    Transfer applicable fixtures or other capital equipment (as required)
     -    Entrance into metrology and/or maintenance programs, as applicable
     -    Perform component first article and inspection & release
     -    Customer acceptance
     -    ECO release


VNUS RF Generator Mfg. Proposal        #180201-1 Rev. 01           Page 4 of 10

MANUFACTURING ESTIMATES

MANUFACTURING-NRE

Outlined below are the projected NRE's for this project.

There is Non-Recurring Engineering costs associated with transferring the VNUS RF Generator to Byers Peak. These activities include:

     -  Project Plan development

     -  Oversight of product Device Master Record (DMR) transfer and release

     -  Incorporation of DMR into Quality System

     -  Approved Vendor List (AVL) management

     -  Generate component files, perform first article inspection & release

     -  Execute process validation/documentation generation

     -  Pilot plant initial assembly

ESTIMATED NON-RECURRING EXPENSES (NRE) EFFORTS

----------------------------------------------------------------------------------------------------------------
Resource Type             Rate/Hr.  Est. Hours Ext Cost       Typical Job Responsibilities Description
----------------------------------------------------------------------------------------------------------------
Project Manager            ***      ***        ***         Project oversight for process design and
Engineering Manager                                        validation, and Device Master release.
                                                           Includes design reviews with customer,
                                                           development of project plan and validation
                                                           plan, and includes project updates.
----------------------------------------------------------------------------------------------------------------
Engineer II                ***      ***        ***         Analysis, review of any current design,
                                                           technical evaluation, project planning,
                                                           tracking, verification of current
                                                           documentation. Generation of component
                                                           specifications and assembly process
                                                           instructions as needed. Corrections to
                                                           drawings as verifications are performed.
                                                           Generate FMEA's, PFMEA's and validations as needed.
  ----------------------------------------------------------------------------------------------------------------
Materials Manager          ***      ***        ***         Drawing/Specification Review. Part File
                                                           compilation Component Sourcing, Supplier
                                                           Review/Selection. Material Purchase, F/A
                                                           Inspection oversight & Release
----------------------------------------------------------------------------------------------------------------
CAD Technician             ***      ***        ***         Generate assembly drawings
----------------------------------------------------------------------------------------------------------------
Technical Assistance       ***      ***        ***         Execute required process validation, First
                                                           Article Inspection
----------------------------------------------------------------------------------------------------------------
First Article Production   ***      ***        ***         Initial product assembly and validation execution
----------------------------------------------------------------------------------------------------------------
CCA NRE                    ***      ***        ***         Tooling charge is based on panelizing up to 3 PCBs
  Bare Board Tooling                                       (Horizontal, Vertical control PWBs).
  Solder Fixtures
    (paste stencils)                                       Test: It is estimated *** fixtures will be
  Component placement                                      needed. This is based on utilizing ***
    programming                                            methods. Each is estimated at a cost of ***.
  Text Fixtures                                            This includes both hardware and software
                                                           development and assumes each fixture is Single-sided.
----------------------------------------------------------------------------------------------------------------

1. Byers Peak's NRE costs are estimated above at ***. Byers Peak proposes a fixed cost at ***.

2. NRE costs for CCA fixture development is only an estimate and will be charged ***.


VNUS FR Generator Mfg. Proposal          #180201-1 Rev. 01          Page 5 of 10


*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

- Byers Peak does not attach margins to any NRE expenditure and sustaining engineering.

- Estimates above do not include labor or materials associated with the achievement of product certification, if desired.

- NRE expenses above do not reflect charges that may be incurred by outside agencies for regulatory approval/conformity testing (e.g. testing costs associated with meeting requirements of TUV, UL, CE, etc.).

- NRE estimates do not include pre-production assembly labor, materials or software any implementation.

NOTE: BYERS PEAK IS WILLING TO AMORTIZE DOCUMENTATION/DEVELOPMENT LABOR EXPENSE
      INTO FIRST PRODUCTION PURCHASE ORDER [NOT TO EXCEED THREE MONTHS]. OTHER AMORTIZATION OPTIONS MAY BE AVAILABLE UPON REQUEST.

MANUFACTURING - PRODUCTION VOLUME

Manufacturing Product Estimates are provided below:

                    PRODUCT COST                        DESCRIPTION
                       RANGE
                      Estimate         Pricing per unit will be calculated as follows:
VNUS                                       ***
RF GENERATOR


Material
*** unit                ***            CIRCUIT CARD ASSEMBLIES ARE STILL UNDER QUOTE. MATERIAL QUOTE
build qty                              IS COMPRISED OF ALL OTHER MATERIALS IN DEVICE.

Labor
*** hours               ***            Fully burdened overhead labor (FBL) is *** per hour.
Assy and Test                          FBL includes all and fixed and variable overhead expenses and labor associated with material and finished product inspection.

Margin                  ***            Margin is calculated as noted above

Total Unit Cost         ***

NOTE:

Byers Peak proposes a *** per unit cost pricing structure that will commence after the first *** unit build. At that time, Byers Peak with re-quote to RBC with a *** program that will not change the unit price for *** months. Thereafter, Byers Peak will again re-quote on a fixed-cost program that will remain for a period of ***.

Additional benefits of selecting Byers Peak include:

- NO RAW MATERIAL STOCKING FEE.

- NO MARK-UP OR ADMINISTRATIVE FEES ON CAPITAL EQUIPMENT PURCHASES.

- NO FINISHED GOODS STORAGE FEES ANTICIPATED.


REPAIR DEPOT OPTION
VNUS RF Generator Mfg. Proposal        #180201-1 Rev. 01            Page 6 of 10

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

Byers Peak's strength comes from its ability to provide comprehensive, cost-effective repair depot services.

- Optional Post Warranty Repair and Complaint Investigation rates are $***/hour for labor plus materials with *** margin added to both.

       - Repair Depot includes root cause analysis, repair, report generation and trending (if desired).


















VNUS RF Generator Mfg. Proposal          #180201-1 Rev. 01          Page 7 of 10

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

ASSUMPTIONS/NOTATIONS

     1. The Bill of Materials provided by RBC was utilized for device material estimates and the accuracy of the material cost is based on this information.

     2. Suppliers initially involved in RBC's quote process for fabricated assemblies were used to determine material costs in this proposal. Byers Peak will review the utilization of other suppliers if/when it becomes appropriate for improvements in cost, quality and delivery.

     3. Byers Peak's quality system will be utilized for any validations required, DMR structure and the production of this product.

     4. Customer and or RBC (tbd) will provide direction for, and participate in, sustained engineering efforts for product and process as required:

          a.  Change-order review and approval process

          b.  Review and approval of planning and risk mitigation

          c.  Product configuration release (DMR)

          d.  Configuration change review and approval

     5. Patent requirements are not within the scope of Byers Peak's responsibilities.

     6. NRE estimate is based on the assumption that a Device Master Record exists in a complete structure and is available to Byers Peak in electronic format.

     7. Product certification efforts, such as UL, CE, ASTM ship qualifications are not included.

     8. Our proposal to address the current inventory of materials at RBC is to transfer these materials to Byers Peak with no carrying cost applied. Depending on inventories, Material Purchase Orders will either be issued to RBC for the entire stock of materials or as materials are needed for product build. Materials will be purchased at RBC's "last paid" pricing.



VNUS RF Generator Mfg. Proposal  #180201-1 Rev.01                   Page 8 of 10

BUSINESS DETAILS

The costs associated within this proposal are three-fold:

1) NRE efforts will begin once Byers Peak receives an approved copy of this proposal and a purchase order for the amount noted in the NRE section. The purchase order should be indicated with a "not to exceed" amount.

2) Production will begin once a second purchase order is received and a Supply Agreement has been approved.

      NOTE:

      A minimum build of *** units is required to attain acceptable quantities for process validation per Byers Peak's current quality system [should RBC request such validation].

      Byers Peak acknowledges that a different quantity may be required to satisfy RBCs' Quality System requirements.

3)  If desired, Repair Depot services will require a separate purchase order.

ESTIMATED LEAD-TIME

First Article: *** from the time Byers Peak has taken receipt of all documentation, materials and capital equipment. Product lead-times are based on current supplier quoted delivery lead-times.

Production volumes can begin upon customer First Article sample approval.

TERMS

NRE Payment terms are net ***.

Product Payment and Repair Depot terms are ***.

Should client opt to cancel or modify the program, they will be invoiced for work performed and equipment & materials committed (not to exceed purchase order quantity).

FREIGHT

Freight FOB Byers Peak, Lakewood, CO.

PROJECT INITIATION

Byers Peak currently has the capacity to initiate the project upon approval.


VNUS RF Generator Mfg. Proposal       #180201-1 Rev. 01             Page 9 of 10


*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

Acknowledged by:


--------------------------------------
Signature


--------------------------------------
Print


--------------------------------------
Title


--------------------------------------
Date













VNUS RF Generator Mfg. Proposal        #180201-1 Rev. 01          Page 10 of 10

                                                               [BYERS PEAK LOGO]




                               VNUS RF GENERATOR


                         MANUFACTURING PRODUCT COSTING
                                PROPOSAL UPDATE




FROM:                                       TO:

BYERS PEAK, INCORPORATED                    RBC PRODUCT DEVELOPMENT
7727 W. 6TH AVENUE                          13715 WEST 109TH STREET
LAKEWOOD, CO 80214                          LENEXA, KS 66215-4137



                               PROPOSAL 180201-1
                                JANUARY 28, 2004
                                    REV. 02





This proposal is considered "Byers Peak Confidential" and must be treated according to the mutual non-disclosure provisions signed between RBC Product Development, VNUS Medical Technologies and Byers Peak, Inc. Permission from Byers Peak, Inc. is required for distribution and/or disclosure to any parties.

INTRODUCTION

Byers Peak, Inc. is submitting a second revision of the manufacturing proposal. This document is intended to capture the estimated product cost that is based on an updated product structure and Bill of Material.

Quote is based on request for second quote email dated January 15, 2004 from Chirs Justice of RBC and referencing file: Second_Quote_Package.zip.

PROJECT SUMMARY

OBJECTIVE

To provide finished VNUS RF Generator units that meet the following:

     -  Specification
     -  Cost target
     -  Timely delivery requirements, including scalable production
     -  Flexibility in monthly forecasted volumes
     -  Depot repair service (if requested)
     -  Regulatory/quality preparedness

SCOPE OF WORK
     - The NRE scope of this manufacturing project is yet to be determined. NRE activities may include but are not limited to: internal costs for engineering efforts to transfer/supplement the Design History File and Device Master Record, external efforts associated to Circuit Card Assembly set-up and test processes/fixtures. CCA Test approaches are still in discussion (flying probe verses ICT (in-circuit test), etc.).

PROPOSAL DELIVERABLES

Byers Peak is providing the estimated cost associated to materials, assembly, test and margin for the VNUS RF Generator:

MANUFACTURING TRANSFER AND MANUFACTURING NRE

The elements associated with product transfer responsibilities will be allocated to RBC, VNUS or Byers Peak, Inc. As the definition of these responsibilities is refined, another iteration of this proposal will be submitted.





VNUS RF Generator Mfg. Proposal          #180201-1 Rev. 02          Page 2 of 5

PRODUCT ESTIMATES

Manufacturing Product Estimates are provided below:


                     PRODUCT COST                          DESCRIPTION
                        RANGE
                                       Pricing per unit will be calculated as follows:
VNUS                                         ***
RF Generator

Material
*** unit             ***               Circuit Card Assemblies quote is preliminary. Updated CCA quote
Build qty                              is due January 30th.

Labor                                  Fully-burdened overhead labor (FBL) is *** per hour.
*** hours            ***               FBL includes all (fixed and variable) overhead expenses and labor
Assy and Test                          associated with material and finished product inspection.

Margin               ***               Margin is calculated as noted above

Total Unit Cost      ***

NOTE:
Byers Peak will submit a final product cost estimate once the Bill of Material is finalized.

ASSUMPTIONS/NOTATIONS

   1. The Bill of Materials provided by RBC was utilized for device material estimates and the accuracy of the material cost is based on this information.

   2. Suppliers initially involved in RBC's quote process for fabricated assemblies were used to determine material costs in this proposal. Byers Peak will review the utilization of other suppliers if/when it becomes appropriate for improvements in cost, quality and delivery.

   3. Our proposal to address the current inventory of materials at RBC is to transfer these materials to Byers Peak with no carrying cost applied. Depending on inventories, Material Purchase Orders will either be issued to RBC for the entire stock of materials or as materials are needed for product build. Materials will be purchased at RBC's "last paid" pricing.

   4. A minimum build of *** units is required to attain acceptable quantities for process validation per Byers Peak's current quality system [should RBC request such validation]. Byers Peak acknowledges that a different quantity may be required to satisfy RBCs' Quality System Requirements.


VNUS RF Generator Mfg. Proposal      #180201-1 Rev. 02               Page 3 of 5


*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

REPAIR DEPOT OPTION

Byers Peak's strength comes from its ability to provide comprehensive, cost-effective repair depot services.

- Optional Post-Warranty Repair and Complaint Investigation rates are $*** hour for labor plus materials with *** margin added to both.

         - Repair Depot includes root cause analysis, repair, report generation and trending (if desired).

BUSINESS DETAILS

ESTIMATED LEAD-TIME

First Article: *** from the time Byers Peak has taken receipt of all documentation, materials and capital equipment. Product lead-times are based on current supplier quoted delivery lead-times and do not consider the possibility of expediting.

Production volumes can begin upon customer First Article sample approval.

TERMS

Product Payment and Repair Depot terms are ***.

Should VNUS opt to cancel or modify the program, they will be invoiced for work performed and equipment & materials committed (not to exceed purchase order quantity).

FREIGHT

Freight FOB Byers Peak, Lakewood, CO.

                                     Acknowledged by:


                                     ---------------------------------
                                     Signature


                                     ---------------------------------
                                     Print


                                     ---------------------------------
                                     Title


                                     ---------------------------------
                                     Date



VNUS RF GENERATOR MFG. PROPOSAL         #180201-1 REV. 02            PAGE 4 OF 5


*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to such portions.

VNUS RF Generator Mfg. Proposal          #180201-1 Rev. 02           Page 5 of 5

                            NONDISCLOSURE AGREEMENT


The purpose of this Agreement is to establish an understanding of confidentiality between you and VNUS Medical Technologies, Inc. (the Company) with respect to a planned disclosure to you of Proprietary Information relating to venous medical devices, their intended use, company business plans, results, and target markets for the purpose of helping you to conduct your duties and/or to determine the desirability of entering into a business relationship. It is extremely important to us that the disclosure be in confidence and that the information disclosed be maintained confidential and secret. Accordingly, we would appreciate your assurance in advance that the disclosure will be under the following conditions:

1. You will hold in confidence and not use (except for conducting your duties and/or determining the desirability of entering into a business relationship with the Company) or disclose any Proprietary Information, except information you can document in writing (a) as in the public domain, (b) was known to you prior to disclosure by the Company, or (c) was properly disclosed to you by another person without restriction.

2. No prints or other reproductions shall be made of documents or other record bearing media disclosed to you, nor shall information be copied therefrom.

3. All such documents and media shall be returned to us upon demand, and in any event, when your need for them no longer exists.

4. You will promptly notify the Company of any unauthorized release of Proprietary Information.

5. You understand that this Agreement does not obligate the Company to disclose any information or negotiate or enter into any agreement or relationship with you.

6. You agree that we shall, without further consideration, have sole ownership to all ideas relevant to our Proprietary Information, whether patentable or not, which arise from your evaluation.

7. It is understood that the disclosure to be made is not a public disclosure or sale or offer for sale of any VNUS Medical Technologies, Inc. product or equipment, but is made for the limited purpose of enabling you to enter into a business relationship with the Company.

8. You acknowledge and agree that, due to the unique nature of the Proprietary Information, any breach of this Agreement would cause irreparable harm to the Company and that the Company shall therefore be entitled to equitable relief in addition to all other remedies available by law. In addition, any party which prevails in any legal dispute hereunder shall be entitled to collect its attorneys' fees and expenses from the other party.

COMPANY                                    RECIPIENT
-------                                    ---------

VNUS Medical Technologies, Inc.            Acknowledged and agreed:


By:  /s/ R. McRae                          Name: /s/ Philip D. Prescott
   ----------------------------                 ------------------------------
                                                         (Signature)

Title: VP, Manufacturing & R&D             Name: Philip D. Prescott
      -------------------------                 ------------------------------
                                                           (Print)

Date: 10/23/03                             Representing: Byers Peak, Inc.
     --------------------------                         ----------------------
                                                            (Print)

                                           Date: October 09, 2003
                                                ------------------------------